SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D.C. 20549

                  ----------------------

                         FORM 8-K

                      CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 1996

                           Midland Realty Acceptance Corp.
               (Exact name of registrant as specified in its charter)



                                       Missouri
                   (State or other jurisdiction of incorporation)



          333-3885                                   43-1745475
  (Commission File Number)               (IRS Employer Identification No.)

210 West 10th Street, 6th Floor, Kansas City, Missouri                64105
   (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (816)435-5000


                             Not applicable
       (Former name or former address, if changed since last report)


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

Exhibit 99 Underwriter's Statement Relating to Midland Realty Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-C2, together with Preliminary Structural Term Sheet and Preliminary Collateral Term Sheet.





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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                MIDLAND REALTY ACCEPTANCE CORP., as Registrant

Date: December 10, 1996         By: /s/ Clarence A. Krantz
                                    Clarence A. Krantz, Executive Vice President




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                          EXHIBIT INDEX

     Exhibit No.                    Description

         99                Underwriter's Statement
                           Relating to Midland Realty
                           Acceptance, Commercial Mortgage
                           Pass-Through Certificates,
                           Series 1996-C2, together with
                           Preliminary Structural Term
                           Sheet and Preliminary
                           Collateral Term Sheet.